                                                                    Exhibit 99.2

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Zany Brainy, Inc.                                        Case No.  01-1749
-----------------------                                                  -------

  Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                           MONTHLY OPERATING REPORT
           File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                       Document        Explanation
REQUIRED DOCUMENTS                                                                    Form No.         Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                Yes               No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)        Yes               No
     Copies of bank statements                                                                           Yes               No
     Cash disbursements journals                                                                         Yes               No
Statement of Operations                                                             MOR-2                Yes               No
Balance Sheet                                                                       MOR-3                Yes               No
Status of Postpetition Taxes                                                        MOR-4                Yes               No
    Copies of IRS Form 6123 or payment receipt                                                            No               No
    Copies of tax returns filed during reporting period                                                   No               No
Summary of Unpaid Postpetition Debts                                                MOR-4                Yes               No
    Listing of aged accounts payable                                                                     Yes               No
Accounts Receivable Reconciliation and Aging                                        MOR-5                Yes               No
Debtor Questionnaire                                                                MOR-5                Yes               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                               Date

_______________________________________
Signature of Joint Debtor                         Date

_______________________________________
Signature of Authorized Individual*               Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

                                                            BANK ACCOUNTS                                        CURRENT MONTH
                                         OPER.    PAYROLL        TAX       OTHER (1)   OTHER (2)  OTHER (3)     ACTUAL PROJECTED
CASH BEGINNING OF MONTH              $ 2,702.3                                                                    $ 2,702.3

RECEIPTS
CASH SALES                                                                                                                -
ACCOUNTS RECEIVABLE                                                                                                       -
LOANS AND ADVANCES                                                                                                        -
SALE OF ASSETS                                                                                                            -
Tax Refunds                           $   68.5                                                                           68
From ZB Co, Inc                                                                                                           -

    TOTAL  RECEIPTS                   $   68.5       $    -   $    -        $    -       $    -       $    -      $      68

DISBURSEMENTS
NET PAYROLL                                                                                                               -
PAYROLL TAXES                                                                                                             -
SALES, USE, & OTHER TAXES             $    0.2                                                                            0
INVENTORY PURCHASES                                                                                                       -
SECURED/ RENTAL/ LEASES                                                                                                   -
INSURANCE                             $   57.7                                                                           58
ADMINISTRATIVE                        $    2.4                                                                            2
Bankruptcy Services                   $   40.1                                                                           40
ZB Co., Inc                                                                                                               -
                                                                                                                          -
OWNER DRAW *                                                                                                              -
TRANSFERS (TO DIP ACCTS)                                                                                                  -
TRANSFERS TO TRUST ACCT                                                                                                   -
PROFESSIONAL FEES                                                                                                         -
U.S. TRUSTEE QUARTERLY FEES                                                                                               -
COURT COSTS                                                                                                               -
TOTAL DISBURSEMENTS                   $  100.3       $    -   $    -        $    -       $    -       $    -            100

NET CASH FLOW                           ($31.8)      $    -   $    -        $    -       $    -       $    -     $      (32)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                   $2,670.5       $    -   $    -        $    -       $    -       $    -     $  2,670.5

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                    THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS
    PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                          Debtor
Reporting Period:    Fiscal January, 2002 (Janaury 6, 2002 to February 2, 2002)

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1
             A bank reconciliation must be included for each bank
  account. The debtor's bank reconciliation may be substituted for this page.

                                        Operating                       Payroll                    Tax              Other
                              #                               #                            #                  #
BALANCE PER BOOKS

BANK BALANCE
(*) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                     SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*
*Adjusted bank balance must equal
 balance per books

DEPOSIT IN TRANSIT                Date        Amount         Date        Amount      Date        Amount     Date       Amount

CHECKS OUTSTANDING                Ck.#        Amount         Ck.#        Amount      Ck.#        Amount     Ck.#        Amount

OTHER

                                                              FORM MOR-1 (CON'T)
                                                                    (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                          Debtor

 Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                                                                  Cumulative
REVENUES                                                                                 Month                   Filing to Date
Gross Revenues                                                                                          $ 827.5          $ 88,506.7
Less: Returns and Allowances                                                                            $   0.0         ($  5,076.7)
                                                                                         ----------------------    ----------------
Net Revenue                                                                                             $ 827.5          $ 83,430.0
COST OF GOODS SOLD
Beginning Inventory                                                                                     $   0.0          $105,333.3
Add:  Purchases                                                                                         $   0.0          $ 52,360.7
Add:  Cost of Labor                                                                                     $   0.0          $      0.0
Add:  Other Costs (attach schedule)                                                                     $   0.0          $      0.0
Less: Ending Inventory                                                                                  $   0.0          $104,755.7
                                                                                         ----------------------    ----------------
Cost of Goods Sold                                                                                      $   0.0          $ 52,938.4
                                                                                         ----------------------    ----------------
Gross Profit                                                                                            $ 827.5          $ 30,491.6
OPERATING EXPENSES
Advertising                                                                                             $   0.0          $  5,003.1
Auto and Truck Expense                                                                                  $   0.0          $      0.0
Bad Debts                                                                                               $   0.0               ($1.1)
Contributions                                                                                           $   0.0          $      0.0
Employee Benefits Programs                                                                              $   0.0          $  1,961.1
Insider Compensation*                                                                                   $   8.5          $    257.3
Insurance & Insurance Consulting                                                                        $  57.7          $    350.5
Management Fees/Bonuses                                                                                 $   0.0          $     73.4
Office Expense                                                                                          $   0.0          $     22.3
Pension & Profit-Sharing Plans                                                                          $   0.0          $      0.0
Repairs and Maintenance                                                                                 $   0.0          $    905.4
Rent and Lease Expense                                                                                  $   0.0          $ 13,515.8
Salaries/Commissions/Fees                                                                               $   0.0          $ 15,050.8
Supplies                                                                                                $   0.4          $  1,046.1
Taxes - Payroll                                                                                         $   0.0          $  1,144.6
Taxes - Real Estate                                                                                     $   0.0          $  1,720.1
Taxes - Other                                                                                           $   0.2          $    134.1
Travel and Entertainment                                                                                $   0.0          $    477.5
Utilities                                                                                               $   0.0          $  2,222.3
Other (attach schedule)                                                                                 $   0.0          $ 19,972.6
                                                                                         ----------------------    ----------------
Total Operating Expenses Before Depreciation                                                            $  66.8          $ 63,855.9
Depreciation/Depletion/Amortization                                                                     $   0.0          $  4,833.0
                                                                                         ----------------------    ----------------
Net Profit (Loss) Before Other Income & Expenses                                                        $ 760.7         ($ 38,197.3)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                          $   0.0          $      0.0
Interest Expense                                                                                        $   0.0          $  5,696.6
Other Expense (attach schedule)                                                                         $  42.0          $  3,591.8
                                                                                         ----------------------    ----------------
Net Profit (Loss) Before Reorganization Items                                                           $ 718.7         ($ 47,485.6)
REORGANIZATION ITEMS
Professional Fees                                                                                       $ 270.5          $  4,561.6
U. S. Trustee Quarterly Fees                                                                            $   0.0          $     11.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                            $   0.0          $      0.0
Gain (Loss) from Sale of Equipment                                                                      $   0.0          $      0.0
Other Reorganization Expenses (attach schedule)                                                         $   0.0          $     12.5
                                                                                         ----------------------    ----------------
Total Reorganization Expenses                                                                           $ 270.5          $  4,585.4
Income Taxes                                                                                            $   0.0          $      0.0
                                                                                         ----------------------    ----------------
Net Profit (Loss)                                                                                       $ 448.2         ($ 52,071.0)
                                                                                         ======================    ================

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                     FORM MOR-2

                                                             (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------
                         Debtor
  Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)


                 STATEMENT OF OPERATIONS - continuation sheet
                                    (000s)

                                                                                                             Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                  Month                        Filing to Date
Other Costs
Accounting Fees                                                                                     -                   $    210.8
Armored Car Fees                                                                                    -                        153.6
Bank Service Charges                                                                                -                        172.4
Budget Contingency                                                                                  -                          5.2
Company Meetings and Functions                                                                      -                         41.0
Conferences & Conventions                                                                           -                         26.4
Consulting Fees                                                                                     -                         52.0
Credit Card Fees                                                                                    -                      1,163.1
Employee Relocation                                                                                 -                         24.6
Freight/Postage/Shipping                                                                            -                      1,614.1
Inventory Fees                                                                                      -                        119.7
Inventory Adjustments                                                                               -                   $ 14,432.8
Legal Fees                                                                                          -                         37.2
Miscellaneous                                                                                       -                      1,567.8
Other                                                                                               -                         65.6
Other Professional Fees                                                                             -                         60.4
Payroll Processing Fees                                                                             -                         79.2
Recruiting                                                                                          -                         71.7
Temporary Services                                                                                  -                         86.9
Unicap Adjustment/Other                                                                             -                        (92.5)
Training                                                                                            -                          4.2
                                                                               ----------------------       ----------------------

                                                                                                $0.00                   $ 19,896.1
                                                                               ======================       ======================
Other Operational Expenses
Bankruptcy Services                                                                             $40.1                   $     57.1
Stock Transfer Agent                                                                            $ 1.1                   $      1.4
Financial Reporting                                                                             $ 0.8                   $      0.8
                                                                               ----------------------       ----------------------
                                                                                                $42.0                   $     59.4
                                                                               ======================       ======================

Other Income
None



Other Expenses
Royalty Expense                                                                                     -                   $  3,549.8
                                                                               ----------------------       ----------------------

                                                                                                    -                   $  3,549.8
                                                                               ======================       ======================
Other Reorganization Expenses

                                                                               ----------------------

                                                                               ----------------------
                                                                                                    -
                                                                               ======================


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                              FORM MOR-2 (CON'T)
                                                             (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------

                        Debtor

   Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)


                                 BALANCE SHEET
                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                        BOOK VALUE AT END OF                   BOOK VALUE ON
                               ASSETS                                  CURRENT REPORTING MONTH                 PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                      $               2,670.5            $               1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                -                              407.0
Accounts Receivable (Net)                                                                    -                            2,117.0
Notes Receivable                                                                       5,600.0                                  -
Inventories                                                                            1,600.0                           98,650.4
Prepaid Expenses                                                                             -                            3,885.0
Professional Retainers                                                                       -                                  -
Other Current Assets (attach schedule)                                                 5,434.0                                  -
                                                                       -----------------------            -----------------------
TOTAL CURRENT ASSETS                                                   $              15,304.5            $             106,735.4
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                               -                                  -
Machinery and Equipment                                                                      -                           36,010.7
Furniture, Fixtures and Office Equipment                                                     -                           48,695.2
Leasehold Improvements                                                                       -                           38,014.0
Vehicles                                                                                     -
Less Accumulated Depreciation                                                                -                          (60,291.0)
                                                                       -----------------------            -----------------------
TOTAL PROPERTY & EQUIPMENT                                             $                     -            $              62,428.9
OTHER ASSETS
Loans to Insiders*                                                                           -                                  -
Other Assets (attach schedule)                                                               -                            1,391.0
                                                                       -----------------------            -----------------------
TOTAL OTHER ASSETS                                                     $                     -            $               1,391.0

TOTAL ASSETS                                                           $              15,304.5            $             170,555.3
                                                                       =======================            =======================

                                                                        BOOK VALUE AT END OF                   BOOK VALUE ON
                    LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH                 PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                             -                                  -
Taxes Payable (refer to FORM MOR-4)                                                          -                                  -
Wages Payable                                                                             27.5                                  -
Notes Payable                                                                                -                                  -
Rent / Leases - Building/Equipment                                                           -                                  -
Secured Debt / Adequate Protection Payments                                                  -                                  -
Professional Fees                                                                        666.1                                  -
Amounts Due to Insiders*                                                                     -                                  -
Other Postpetition Liabilities (attach schedule)                                             -                                  -
                                                                       -----------------------            -----------------------
TOTAL POSTPETITION LIABILITIES                                         $                 693.6            $                     -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                 -                           46,404.0
Priority Debt                                                                                -                              953.0
Unsecured Debt                                                                       246,295.2                          253,801.0
                                                                       -----------------------            -----------------------
TOTAL PRE-PETITION LIABILITIES                                         $             246,295.2            $             301,158.0

TOTAL LIABILITIES                                                      $             246,988.8            $             301,158.0
OWNER EQUITY
Capital Stock                                                                            323.1                              323.0
Additional Paid-In Capital                                                           145,336.3                          145,336.3
Partners' Capital Account                                                                    -                                  -
Owner's Equity Account                                                                       -                                  -
Retained Earnings - Pre-Petition                                                     (96,741.9)                        (101,365.0)
Retained Earnings - Postpetition                                                     (52,071.0)                                 -
Adjustments to Owner Equity (attach schedule)                                       (228,530.8)                        (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                         -                                  -
                                                                       -----------------------            -----------------------
NET OWNER EQUITY                                                       $            (231,684.2)           $            (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                   $              15,304.6            $             170,555.3
                                                                       =======================            =======================
                                                                                                                       FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                                        (9/99)
                                                                       $                   0.0

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------

                         Debtor

  Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)


                      BALANCE SHEET - continuation sheet
                                    (000s)

                                                                   BOOK VALUE AT END OF                 BOOK VALUE ON
                            ASSETS                                CURRENT REPORTING MONTH               PETITION DATE
Other Current Assets
None



Other Assets
1,100,000 shares RTST stock                                       $               5,434.0          $                 292.0
                                                                                                                   1,099.0
                                                                  -----------------------          -----------------------


              Total Other Assets                                  $               5,434.0          $               1,391.0
                                                                  =======================          =======================

                                                                   BOOK VALUE AT END OF                 BOOK VALUE ON
                 LIABILITIES AND OWNER EQUITY                     CURRENT REPORTING MONTH               PETITION DATE
Other Postpetition Liabilities
Accrued Sales tax                                                 $                     -          $                     -
Accrued Restructuring                                                                   -                                -
Accrued Hilco Financing Fees                                                            -                                -
Accrued A/P Expense                                                                     -                                -
Due to ZB, Co Inc                                                                       -                                -
Due to ZB, Co Inc - From Congress Bank                                                  -                                -
Due to Children's Development, Inc.                                                     -                                -
                                                                                                   -----------------------
                                                                  $                     -          $                     -
                                                                  =======================          =======================
Adjustments to Owner Equity
Intercompany adjustments to equity for Children's Product, Inc    $             182,556.8          $             174,897.0
              and Children's Development, Inc.
Adjustment per The Right Start Transaction                                       45,974.0


                                                                  -----------------------          -----------------------
                                                                  $             228,530.8          $             174,897.0
                                                                  =======================          =======================

Postpetition Contributions (Distributions) (Draws)
None



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                         Debtor
   Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                         STATUS OF POSTPETITION TAXES
                                    (000s)
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                                              Beginning       Amount                                      Ending
                                                                 Tax        Withheld or    Amount    Date    Check No.      Tax
                                                              Liability       Accrued       Paid     Paid     or EFT     Liability
Federal
Withholding                                                   $        -     $       -     $     -                       $       -
FICA-Employee                                                          -             -           -                               -
FICA-Employer                                                          -             -           -                               -
Unemployment                                                           -             -           -                               -
Income                                                                 -             -           -                               -
Other:                                                                 -             -           -                               -
                                                              ------------------------------------                       ----------
   Total Federal Taxes                                        $        -     $       -     $     -                       $       -
State and Local
Withholding                                                   $        -     $       -     $     -                       $       -
Sales                                                                  -             -           -                               -
Excise                                                                 -             -           -                               -
Unemployment                                                           -             -           -                               -
Real Property                                                          -             -           -                               -
Personal Property                                                      -             -           -                               -
Other: NJ Private Disability, NY State Disability, and OPT.            -             -           -                               -
       ----------------------------------------------------
   Total State and Local                                      $        -     $       -     $     -                       $       -
                                                              ------------------------------------                       ----------
Total Taxes                                                   $        -     $       -     $     -                       $       -

                                                   SUMMARY OF UNPAID POSTPETITION DEBTS
                                                               (in 000s)
Attach aged listing of accounts payable.
                                                                                 Number of Days Past Due
                                                           Current      0-30       31-60        61-90       Over 90        Total
Accounts Payable                                           $     -     $    -     $     -      $     -      $     -       $     -
Wages Payable                                                    -          -           -            -            -             -
Taxes Payable                                                    -          -           -            -            -             -
Rent/Leases-Building                                             -          -           -            -            -             -
Rent/Leases-Equipment                                            -          -           -            -            -             -
Secured Debt/Adequate Protection Payments                        -          -           -            -            -             -
Professional Fees                                                -          -           -            -            -             -
Amounts Due to Insiders*                                         -          -           -            -            -             -
Other:  See listing at MOR 3                                     -          -           -            -            -             -
Other:__________________________                                 -          -           -            -            -             -
                                                           ----------------------------------------------------------------------
Total Postpetition Debts                                   $     -     $    -     $     -      $     -      $     -       $     -

Explain how and when the Debtor intends to pay any past-due postpetition debts.


*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                     (9/99)

In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                         Debtor
   Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (000s)

A/R were purchased by The Right Start during the period
Accounts Receivable Reconciliation                                  Amount
Total Accounts Receivable at the beginning of the reporting period     $ 8,300.0
+ Amounts billed during the period                                             -
- Amounts collected during the period                                    2,700.0
                                                                       ---------
Total Accounts Receivable at the end of the reporting period           $ 5,600.0
                                                                       =========
Accounts Receivable Aging                                           Amount
0 - 30 days old                                                        $       -
31 - 60 days old                                                               -
61 - 90 days old                                                         5,600.0
91+ days old                                                                   -
                                                                       ---------
Total Accounts Receivable                                                5,600.0
Amount considered uncollectible (Bad Debt)                                     -
                                                                       ---------
Accounts Receivable (Net)                                              $ 5,600.0
                                                                       =========

                             DEBTOR QUESTIONNAIRE

Must be completed each month                                                                            Yes             No
1.  Have any assets been sold or transferred outside the normal course of business                                         X
    this reporting period? If yes, provide an explanation below.
2.  Have any funds been disbursed from any account other than a debtor in possession
    account this reporting period? If yes, provide an explanation below.                                                   X
3.  Have all postpetition tax returns been timely filed? If no, provide an explanation
    below.                                                                                                   X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect? If no, provide an explanation below.                                                X


                                                                      FORM MOR-5
                                                                      (9/99)

                           Zany Brainy, Inc., et al
                           Case # 01-1744 - #01-1749
                           Schedule of Disbursements
                                 January, 2002

Checks
------

    Date            Check #            Amount                           Payee
    ----            -------            ------                           -----
      1/10/2002          1031           $    72.71 John Reilly
      1/10/2002          1032           $    79.47 Staples
      1/17/2002          1033           $   161.05 John Reilly
      1/22/2002          1034           $54,359.00 AON Insurance
      1/22/2002          1035           $ 1,796.00 AON Insurance
      1/23/2002          1036           $   114.12 Aspen Publishers
      1/23/2002          1037           $ 1,500.00 United Insurance
      1/23/2002          1038           $ 1,085.00 StockTrans
      1/23/2002          1039           $   830.20 RR Donnelley
      1/23/2002          1040           $    58.00 AON Insurance
      1/25/2002          1041           $    16.54 Michael's Deli

  Wire Transfers
  --------------

    Date                               Amount                           Payee
    ----                               ------                           -----
       1/3/2002                         $ 2,005.87 ADP Payroll Tax Services
       1/3/2002                         $ 2,291.13 ADP Payroll Tax Services
      1/25/2002                         $10,050.00 Bankruptcy Services, Inc

                                       -----------
Total All Disbursements                 $74,419.09
                                       ===========

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE

In re Children's Product, Inc.                                  Case No. 01-1747
      ------------------------

   Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                           MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within
                          20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                     Document         Explanation
REQUIRED DOCUMENTS                                                               Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                                    MOR-1                    No                No
    Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)            No                No
    Copies of bank statements                                                                           No                No
    Cash disbursements journals                                                                         No                No
Statement of Operations                                                        MOR-2                    No                No
Balance Sheet                                                                  MOR-3                    Yes               No
Status of Postpetition Taxes                                                   MOR-4                    No                No
    Copies of IRS Form 6123 or payment receipt                                                          No                No
    Copies of tax returns filed during reporting period                                                 No                No
Summary of Unpaid Postpetition Debts                                           MOR-4                    No                No
    Listing of aged accounts payable                                                                    No                No
Accounts Receivable Reconciliation and Aging                                   MOR-5                    No                No
Debtor Questionnaire                                                           MOR-5                    No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

__________________________________________
Signature of Debtor                                Date

__________________________________________
Signature of Joint Debtor                          Date

__________________________________________
Signature of Authorized Individual*                Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                       (9/99)

In re Children's Product, Inc.                            Case No. 01-1747
      ------------------------                                     -------
                        Debtor

 Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1
        A bank reconciliation must be included for each bank account.
      The debtor's bank reconciliation may be substituted for this page.

                                              Operating               Payroll                     Tax                   Other

                                           #                      #                          #                      #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                                SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                        Date       Amount     Date       Amount        Date        Amount        Date     Amount

                    -------------------------------------------------------------------------------------------
                    In connection with the Transportation, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
                    -------------------------------------------------------------------------------------------



CHECKS OUTSTANDING                        Ck. #       Amount      Ch. #     Amount        Ck. #       Amount        Ck. #    Amount




OTHER


                                                              FORM MOR-1 (CON'T)
                                                                 (9/99)

In re  Children's Product, Inc.                                Case No. 01-1747
       ------------------------                                         -------
                         Debtor

Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                      Cumulative
REVENUES                                                     Month                   Filing to Date

Gross Revenues                                           $           -               $    3,227.1
Less:  Returns and Allowances                                        -                          -
                                                         -------------              -------------
Net Revenue                                              $           -               $    3,227.1
COST OF GOODS SOLD
Beginning Inventory                                                  -                          -
Add: Purchases                                                       -                          -
Add: Cost of Labor                                                   -                          -
Add: Other Costs (attach schedule)                                   -                          -
Less: Ending Inventory                                               -                          -
Cost of Goods Sold                                                   -                          -
                                                         -------------              -------------
Gross Profit                                             $           -               $    3,227.1
OPERATING EXPENSES
Advertising                                                          -                          -
Auto and Truck Expense                                               -                          -
Bad Debts                                                            -                          -
Contributions                                                        -                          -
Employee Benefits Programs                                           -                          -
Insider Compensation*                                                -                          -
Insurance                                                            -                          -
Management Fees/Bonuses                                              -                          -
Office Expense                                                       -                          -
Pension & Profit-Sharing Plans                                       -                          -
Repairs and Maintenance                                              -                          -
Rent and Lease Expense                                               -                          -
Salaries/Commissions/Fees                                            -                          -
Supplies                                                             -                          -
Taxes - Payroll                                                      -                          -
Taxes - Real Estate                                                  -                          -
Taxes - Other                                                        -                          -
Travel and Entertainment                                             -                          -
Utilities                                                            -                          -
Other (attach schedule)                                              -                        2.8
                                                         -------------              -------------
Total Operating Expenses Before Depreciation                         -                        2.8
Depreciation/Depletion/Amortization
                                                         -------------              -------------
Net Profit (Loss) Before Other Income & Expenses         $           -               $    3,224.3
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                       -                          -
Interest Expense                                                     -                          -
Other Expense (attach schedule)                                      -                          -
                                                         -------------              -------------
Net Profit (Loss) Before Reorganization Items            $           -               $    3,224.3
REORGANIZATION ITEMS
Professional Fees                                                    -                          -
U. S. Trustee Quarterly Fees                                         -                          -
Interest Earned on Accumulated Cash from Chapter
     11 (see continuation sheet)                                     -                          -
Gain (Loss) from Sale of Equipment                                   -                          -
Other Reorganization Expenses (attach schedule)                      -                          -
                                                         -------------              -------------
Total Reorganization Expenses                                        -                          -
Income Taxes                                                         -                          -
                                                         -------------              -------------
Net Profit (Loss)                                        $           -               $    3,224.3
                                                         =============              =============


*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                             (9/99)

In re  Children's Product, Inc.                             Case No. 01-1747
       ------------------------                                      -------
                        Debtor

Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                                 BALANCE SHEET
                                    (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                  BOOK VALUE AT END OF           BOOK VALUE ON
                                          ASSETS                               CURRENT REPORTING MONTH           PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                   $           -                  $         5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                   -
Accounts Receivable (Net)                                                                22,964.0                       19,737.0
Notes Receivable                                                                        138,129.0                      138,129.0
Inventories                                                                                     -
Prepaid Expenses                                                                                -
Professional Retainers                                                                          -
Other Current Assets (attach schedule)                                                          -
                                                                                    -------------                  -------------
TOTAL CURRENT ASSETS                                                                $   161,093.0                  $   157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                                    -------------                  -------------
TOTAL PROPERTY & EQUIPMENT                                                          $           -                  $           -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                                    -------------                  -------------
TOTAL OTHER ASSETS                                                                  $           -                  $           -

TOTAL ASSETS                                                                        $   161,093.0                  $   157,871.5
                                                                                    =============                  =============


                                                                                  BOOK VALUE AT END OF           BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                                        CURRENT REPORTING MONTH          PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                -                              -
Taxes Payable (refer to FORM MOR-4)                                                             -                              -
Wages Payable                                                                                   -                              -
Notes Payable                                                                                   -                              -
Rent / Leases - Building/Equipment                                                              -                              -
Secured Debt / Adequate Protection Payments                                                     -                              -
Professional Fees                                                                               -                              -
Amounts Due to Insiders*                                                                        -                              -
Other Postpetition Liabilities (attach schedule)                                                -                              -
                                                                                    -------------                  -------------
TOTAL POSTPETITION LIABILITIES                                                      $           -                  $           -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                    -                              -
Priority Debt                                                                                   -                              -
Unsecured Debt                                                                                  -                              -
                                                                                    -------------                  -------------
TOTAL PRE-PETITION LIABILITIES                                                      $           -                  $           -

TOTAL LIABILITIES                                                                   $           -                  $           -
OWNER EQUITY
Capital Stock                                                                                   -                              -
Additional Paid-In Capital                                                              106,817.7                      106,817.7
Partners' Capital Account                                                                       -                              -
Owner's Equity Account                                                                          -                              -
Retained Earnings - Pre-Petition                                                         51,053.8                       51,053.8
Retained Earnings - Postpetition                                                          3,221.5                              -
Adjustments to Owner Equity (attach schedule)                                                   -                              -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                            -                              -
                                                                                    -------------                  -------------
NET OWNER EQUITY                                                                    $   161,093.0                   $  157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                                $   161,093.0                   $  157,871.5
                                                                                    =============                  =============

                                                                 FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).            (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Children's Development, Inc.                     Case No.  01-1748
      ----------------------------                               -------

 Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)


                           MONTHLY OPERATING REPORT
                   File with Court and submit copy to United
               States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                                 Form No.         Attached        Attached
Schedule of Cash Receipts and Disbursements                                     MOR-1                  No              No
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)          No              No
     Copies of bank statements                                                                         No              No
     Cash disbursements journals                                                                       No              No
Statement of Operations                                                         MOR-2                  No              No
Balance Sheet                                                                   MOR-3                 Yes              No
Status of Postpetition Taxes                                                    MOR-4                  No              No
    Copies of IRS Form 6123 or payment receipt                                                         No              No
    Copies of tax returns filed during reporting period                                                No              No
Summary of Unpaid Postpetition Debts                                            MOR-4                  No              No
    Listing of aged accounts payable                                                                   No              No
Accounts Receivable Reconciliation and Aging                                    MOR-5                  No              No
Debtor Questionnaire                                                            MOR-5                  No              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                              Date


_______________________________________
Signature of Joint Debtor                        Date


_______________________________________
Signature of Authorized Individual*              Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    FORM MOR
                                                                  (9/99)

In re Children's Development, Inc.                              Case No. 01-1748
      ----------------------------                                       -------
Debtor   Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2,
                           2002)

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1

         A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                 Operating               Payroll                 Tax                   Other
                                            #                      #                      #                      #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                   SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                           Date       Amount      Date       Amount      Date      Amount       Date      Amount

--------------------------------------------------------------------------------
     In connection with the Transaction, substantially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
--------------------------------------------------------------------------------

CHECKS OUTSTANDING             Ck. #       Amount       Ch. #        Amount        Ck. #        Amount        Ck. #        Amount


OTHER

                                                              FORM MOR-1 (CON'T)

                                                                  (9/99)

In re Children's Development, Inc.                              Case No. 01-1748
      ----------------------------                                       -------
Debtor
   Reporting Period: Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                        Cumulative
REVENUES                                                                                Month         Filing to Date
Gross Revenues                                                                        $         -      $   3,549.8
Less: Returns and Allowances
                                                                                      -----------      -----------
Net Revenue                                                                           $         -      $   3,549.8
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                      -----------      -----------
Gross Profit                                                                          $         -      $   3,549.8
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                         1.0
Salaries/Commissions/Fees                                                                                      0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                         -              2.8
                                                                                      -----------      -----------
Total Operating Expenses Before Depreciation                                                    -              4.5
Depreciation/Depletion/Amortization                                                             -             13.8
                                                                                      -----------      -----------
Net Profit (Loss) Before Other Income & Expenses                                      $         -      $   3,531.5
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                                      -----------      -----------
Net Profit (Loss) Before Reorganization Items                                         $         -      $   3,531.5
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                      -----------      -----------
Total Reorganization Expenses
Income Taxes
                                                                                      -----------      -----------
Net Profit (Loss)                                                                     $         -      $   3,531.5
                                                                                      ===========      ===========

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2

                                                              (9/99)

In re Children's Development, Inc.
      ----------------------------
                           Debtor                               Case No. 01-1748
                                                                         -------
  Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                                 BALANCE SHEET
                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                            BOOK VALUE AT END OF            BOOK VALUE ON
                           ASSETS                                         CURRENT REPORTING MONTH           PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                                         $             6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                   -                         -
Accounts Receivable (Net)                                                                21,463.8                  17,914.0
Notes Receivable                                                                                -                         -
Inventories                                                                                     -                         -
Prepaid Expenses                                                                                -                         -
Professional Retainers                                                                          -                         -
Other Current Assets (attach schedule)                                                          -                         -
                                                                          -----------------------         -----------------
TOTAL CURRENT ASSETS                                                      $              21,463.8         $        17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                  -                         -
Machinery and Equipment                                                                         -                         -
Furniture, Fixtures and Office Equipment                                                        -                         -
Leasehold Improvements                                                                          -                         -
Vehicles                                                                                        -                         -
Less Accumulated Depreciation                                                                   -                         -
                                                                          -----------------------         -----------------
TOTAL PROPERTY & EQUIPMENT                                                $                     -         $               -
OTHER ASSETS
Loans to Insiders*                                                                              -                         -
Other Assets (attach schedule)                                                                  -                     170.0
                                                                          -----------------------         -----------------
TOTAL OTHER ASSETS                                                        $                     -         $           170.0

TOTAL ASSETS                                                              $              21,463.8         $        18,090.5
                                                                          =======================         =================

                                                                            BOOK VALUE AT END OF            BOOK VALUE ON
            LIABILITIES AND OWNER EQUITY                                  CURRENT REPORTING MONTH           PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                -                         -
Taxes Payable (refer to FORM MOR-4)                                                             -                         -
Wages Payable                                                                                   -                         -
Notes Payable                                                                                   -                         -
Rent / Leases - Building/Equipment                                                              -                         -
Secured Debt / Adequate Protection Payments                                                     -                         -
Professional Fees                                                                               -                         -
Amounts Due to Insiders*                                                                        -                         -
Other Postpetition Liabilities (attach schedule)                                                -                         -
                                                                          -----------------------         -----------------
TOTAL POSTPETITION LIABILITIES                                            $                     -         $               -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                    -                         -
Priority Debt                                                                                   -                         -
Unsecured Debt                                                                                  -                         -
                                                                          -----------------------         -----------------
TOTAL PRE-PETITION LIABILITIES                                            $                     -         $               -

TOTAL LIABILITIES                                                         $                     -         $               -
OWNER EQUITY
Capital Stock                                                                                   -                         -
Additional Paid-In Capital                                                                    5.0                       5.0
Partners' Capital Account                                                                       -                         -
Owner's Equity Account                                                                          -                         -
Retained Earnings - Pre-Petition                                                         18,085.5                  18,085.5
Retained Earnings - Postpetition                                                          3,373.3                         -
Adjustments to Owner Equity (attach schedule)                                                   -                         -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                            -                         -
                                                                          -----------------------         -----------------
NET OWNER EQUITY                                                          $              21,463.8         $        18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                      $              21,463.8         $        18,090.5
                                                                          =======================         =================
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                              FROM MOR-3
                                                                                                                      (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Noodle Kidoodle d/b/a Zany Brainy, Inc.                   Case No. 01-1744
      ---------------------------------------                            -------

  Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                           MONTHLY OPERATING REPORT
                   File with Court and submit copy to United
               States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                         Document        Explanation
REQUIRED DOCUMENTS                                                                    Form No.           Attached         Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                   No               No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)           No               No
     Copies of bank statements                                                                              No               No
     Cash disbursements journals                                                                            No               No
Statement of Operations                                                             MOR-2                   No               No
Balance Sheet                                                                       MOR-3                   No               No
Status of Postpetition Taxes                                                        MOR-4                   No               No
    Copies of IRS Form 6123 or payment receipt                                                              No               No
    Copies of tax returns filed during reporting period                                                     No               No
Summary of Unpaid Postpetition Debts                                                MOR-4                   No               No
    Listing of aged accounts payable                                                                        No               No
Accounts Receivable Reconciliation and Aging                                        MOR-5                   No               No
Debtor Questionnaire                                                                MOR-5                   No               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_____________________________________
Signature of Debtor                           Date

_____________________________________
Signature of Joint Debtor                     Date

_____________________________________
Signature of Authorized Individual*           Date

John Reilly                                President
-----------                                ---------
Printed Name of Authorized Individual      Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                     (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE


In re Children's Distribution, LLC                             Case No.  01-1746
      ----------------------------                                       -------

  Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)

                           MONTHLY OPERATING REPORT
                   File with Court and submit copy to United
               States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                     Document     Explanation
REQUIRED DOCUMENTS                                                                      Form No.     Attached      Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1               No            No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)       No            No
     Copies of bank statements                                                                          No            No
     Cash disbursements journals                                                                        No            No
Statement of Operations                                                             MOR-2               No            No
Balance Sheet                                                                       MOR-3               No            No
Status of Postpetition Taxes                                                        MOR-4               No            No
    Copies of IRS Form 6123 or payment receipt                                                          No            No
    Copies of tax returns filed during reporting period                                                 No            No
Summary of Unpaid Postpetition Debts                                                MOR-4               No            No
    Listing of aged accounts payable                                                                    No            No
Accounts Receivable Reconciliation and Aging                                        MOR-5               No            No
Debtor Questionnaire                                                                MOR-5               No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________
Signature of Debtor                        Date


_______________________________________
Signature of Joint Debtor                  Date


_______________________________________
Signature of Authorized Individual*        Date


John Reilly                                President
-----------                                ---------
Printed Name of Authorized Individual      Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE

In re Zany Brainy Direct LLC                                   Case No.  01-1745
      ----------------------                                             -------

  Reporting Period:  Fiscal January, 2002 (January 6, 2002 to February 2, 2002)


                           MONTHLY OPERATING REPORT
                   File with Court and submit copy to United
               States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document     Explanation
REQUIRED DOCUMENTS                                                                       Form No.       Attached      Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                  No            No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)          No            No
     Copies of bank statements                                                                             No            No
     Cash disbursements journals                                                                           No            No
Statement of Operations                                                             MOR-2                  No            No
Balance Sheet                                                                       MOR-3                  No            No
Status of Postpetition Taxes                                                        MOR-4                  No            No
    Copies of IRS Form 6123 or payment receipt                                                             No            No
    Copies of tax returns filed during reporting period                                                    No            No
Summary of Unpaid Postpetition Debts                                                MOR-4                  No            No
    Listing of aged accounts payable                                                                       No            No
Accounts Receivable Reconciliation and Aging                                        MOR-5                  No            No
Debtor Questionnaire                                                                MOR-5                  No            No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_________________________________________
Signature of Debtor                               Date


_________________________________________
Signature of Joint Debtor                         Date


_________________________________________
Signature of Authorized Individual*               Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)